UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) November 6, 2015

Carnival Corporation (Exact name of registrant as specified in its charter)	Carnival plc (Exact name of registrant as specified in its charter)

Republic of Panama	001-9610	59-1562976	England and Wales	001-15136	98-0357772
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)	(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428 (Address of principal executive offices) (Zip code)			Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom (Address of principal executive offices) (Zip code)

(305) 599-2600 (Registrant’s telephone number, including area code)			011 44 23 8065 5000 (Registrant’s telephone number, including area code)

None (Former name or former address, if changed since last report.)			None (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 6, 2015, Carnival Corporation (the “Company”) completed its offering of €700 million aggregate principal amount of senior unsecured 1.125% notes due 2019 (the “2019 Notes”) and €550 million aggregate principal amount of senior unsecured 1.875% notes due 2022 (the “2022 Notes” and, together with the 2019 Notes, the “Notes”). The Notes are guaranteed by Carnival plc, a company incorporated and registered under the laws of England and Wales (the “Guarantor”). The Company intends to use the net proceeds from this offering for general corporate purposes.

The offering of the Notes was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File Nos. 333-202619 and 333-202619-01) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on March 9, 2015. The terms of the Notes are described in the Company’s Prospectus dated March 9, 2015, as supplemented by a final Prospectus Supplement dated October 30, 2015, as filed with the Commission on November 3, 2015.

In connection with the offering, on October 30, 2015, the Company and the Guarantor entered into an Underwriting Agreement (the “Underwriting Agreement”) with the underwriters listed in Schedule I thereto (collectively, the “Underwriters”). The Underwriting Agreement contains customary representations, covenants and indemnification provisions. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference into the Registration Statement.

The Notes were issued pursuant to an Indenture, dated as of November 6, 2015, by and among the Company, the Guarantor and U.S. Bank National Association (the “Trustee”), as trustee (the “Indenture”), as amended and supplemented by the First Supplemental Indenture, dated November 6, 2015, by and among the Company, the Guarantor and the Trustee, as trustee (the “First Supplemental Indenture”). The Indenture and the First Supplemental Indenture are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated by reference into the Registration Statement.

The 2019 Notes will mature on November 6, 2019 and will bear interest at a rate of 1.125% per year. The 2022 Notes will mature on November 7, 2022 and will bear interest at a rate of 1.875% per year. Interest on the 2019 Notes will be payable annually in arrears on November 6 of each year, commencing on November 6, 2016. Interest on the 2022 Notes will be payable annually in arrears on November 7 of each year, commencing on November 7, 2016. The Notes are unsecured senior obligations of the Company and rank equally with its other unsecured and unsubordinated obligations. The guarantees of the Notes are unsecured senior obligations of the Guarantor and rank equally in right of payment with all other unsecured and unsubordinated obligations of the Guarantor. The forms of the 2019 Note and the 2022 Note are attached as Exhibits 4.3 and 4.4, respectively, to this Report and are incorporated by reference into the Registration Statement.

The legality opinions of Paul, Weiss, Rifkind, Wharton & Garrison, LLP, Freshfields, Bruckhaus Deringer LLP and Tapia, Linares y Alfaro are attached hereto as Exhibits 5.1, 5.2 and 5.3, respectively, and are incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated October 30, 2015, among Carnival Corporation, Carnival plc and the underwriters listed in Schedule I thereto.

4.1	Indenture, dated as of November 6, 2015, by and among Carnival Corporation, Carnival plc and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated as of November 6, 2015, by and among Carnival Corporation, Carnival plc and U.S. Bank National Association, as trustee.

4.3	Form of 1.125% Note due 2019 (included in Exhibit 4.2 hereto).

4.4	Form of 1.875% Note due 2022 (included in Exhibit 4.2 hereto).

5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.

5.2	Opinion of Freshfields Bruckhaus Deringer LLP.

5.3	Opinion of Tapia Linares & Alfaro.

23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Freshfields Bruckhaus Deringer LLP (included in Exhibit 5.2 hereto).

23.3	Consent of Tapia Linares & Alfaro (included in Exhibit 5.3 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carnival Corporation		Carnival plc

By:	/s/ Arnaldo Perez	By:	/s/ Arnaldo Perez
Name:	Arnaldo Perez	Name:	Arnaldo Perez
Title:	General Counsel & Secretary	Title:	General Counsel & Company Secretary

Date:	November 6, 2015	Date:	November 6, 2015

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 30, 2015, among Carnival Corporation, Carnival plc and the underwriters listed in Schedule I thereto.

4.1	Indenture, dated as of November 6, 2015, by and among Carnival Corporation, Carnival plc and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated as of November 6, 2015, by and among Carnival Corporation, Carnival plc and U.S. Bank National Association, as trustee.

4.3	Form of 1.125% Note due 2019 (included in Exhibit 4.2 hereto).

4.4	Form of 1.875% Note due 2022 (included in Exhibit 4.2 hereto).

5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.

5.2	Opinion of Freshfields Bruckhaus Deringer LLP.

5.3	Opinion of Tapia Linares & Alfaro.

23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Freshfields Bruckhaus Deringer LLP (included in Exhibit 5.2 hereto).

23.3	Consent of Tapia Linares & Alfaro (included in Exhibit 5.3 hereto).